UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025 (June 20, 2025)

AMRIZE LTD
(Exact name of registrant as specified in its charter)

Switzerland	1-42542	98-1807904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Grafenauweg 8 6300 Zug, Switzerland	6300
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 41 562 34 90

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value $0.01	AMRZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 20, 2025, Amrize Ltd (the “Company”) or its applicable affiliates entered into definitive agreements with Holcim Ltd (“Holcim”), the parent and then-owner of all of the Company’s ordinary shares (the “Company Shares”), or its applicable affiliates. The definitive agreements were entered into in connection with Holcim’s previously announced separation of its North American business, by way of a 100% spin-off of the Company to be listed on the New York Stock Exchange, with an additional listing on the SIX Swiss Exchange, thereby creating two independent, publicly-traded companies (the “Spin-off”). The definitive agreements entered into between the Company and Holcim (or their applicable affiliates) in connection with the Spin-off set forth the terms and conditions of the Spin-off and provide a framework for the Company’s relationship with Holcim following the Spin-off, including the allocation between Holcim and the Company of Holcim’s and the Company’s assets, liabilities and obligations attributable to periods prior to, at and after the Spin-off. These agreements include a Separation and Distribution Agreement (the “Separation and Distribution Agreement”), which contains certain key provisions related to the Spin-off, as well as a Transition Services Agreement (the “Transition Services Agreement”), a Tax Matters Agreement (the “Tax Matters Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”), an Intellectual Property Cross-License Agreement (the “Intellectual Property Cross-License Agreement”) and a Trademark License Agreement (the “Trademark License Agreement”), each dated as of June 20, 2025.

Separation and Distribution Agreement

The Separation and Distribution Agreement sets forth, among other things, the agreements between the Company and Holcim regarding the principal transactions necessary to effect the Spin-off. It also sets forth other agreements that govern certain aspects of the Company’s ongoing relationship with Holcim after the completion of the Spin-off. A summary of certain important terms and conditions of the Separation and Distribution Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Parent—The Separation and Distribution Agreement” in the Company’s Information Statement (the “Information Statement”), which is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 2, 2025. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation and Distribution Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated into this Item 1.01 by reference.

Transition Services Agreement

The Transition Services Agreement governs the services to be provided by the Company and Holcim to the other for a limited period of time to facilitate their transition to standalone businesses. The charges for such services are generally intended to allow the service provider to recover all of its direct and indirect costs, and may include a reasonable markup of such costs. The services to be provided by and to either the Company or Holcim are principally set forth in one or more schedules attached to the Transition Services Agreement, and include services currently being provided by the Company or Holcim to the other that the Company and Holcim will need to continue receiving following the Spin-off to operate their respective businesses, including information technology and financial-related services, among others. The services to be provided under the Transition Services Agreement will be provided for a specified period of time depending on the type and scope of services to be provided, up to two years from the effective date of the Transition Services Agreement.

The foregoing description of the Transition Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Tax Matters Agreement

The Tax Matters Agreement, among other things, governs the Company’s and Holcim’s respective rights, responsibilities and obligations after the Spin-off with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The Tax Matters Agreement, among other things, provides special rules that allocate tax liabilities in the event the Spin-off or certain related transactions fail to qualify as transactions that are tax-free for U.S. federal income tax purposes or tax-neutral for Swiss tax purposes. Under the Tax Matters Agreement, the Company is generally obligated to indemnify Holcim and its affiliates against any and all tax-related liabilities incurred by them relating to the Distribution (as defined below) and certain related transactions, to the extent caused by any representation by the Company being incorrect, an acquisition of Company Shares or Company assets, or any other action undertaken or failure to act by the Company that is inconsistent with the restrictions set forth in the Tax Matters Agreement, which are applicable for periods of varying length, from two years to as long as five years following the Spin-off. Pursuant to this obligation, the Company could be required to indemnify Holcim for, among other things, material amounts of Swiss corporate income tax, Swiss withholding tax, Swiss stamp duty and U.S. federal income tax obligations. This indemnification will apply even if Holcim has permitted the Company to take an action that would otherwise have been prohibited under the tax-related covenants described above.

The foregoing description of the Tax Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated into this Item 1.01 by reference.

Employee Matters Agreement

The Employee Matters Agreement allocates liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs and other related matters. The Employee Matters Agreement governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company. The Employee Matters Agreement also governs the treatment of performance-based restricted share units granted under Holcim’s Performance Share Plan and performance-based vesting stock options granted under Holcim’s Share Option Plan held by Company employees that are outstanding on the Ex-Dividend Date (as defined below), as described further in the Information Statement under the section entitled “The Separation and Distribution—Treatment of Parent Equity Awards.”

The Employee Matters Agreement provides that, following the Spin-off, Company employees generally will no longer participate in beneﬁt plans sponsored or maintained by Holcim and will instead participate in beneﬁt plans maintained by the Company.

The Employee Matters Agreement also sets forth the general principles relating to employee matters relating to the Spin-off, including with respect to the assignment and transfer of relevant employees, the assumption and retention of liabilities and related assets, workers’ compensation, payroll taxes, regulatory ﬁlings, leaves of absence, the provision of comparable benefits, employee service credit, the sharing of employee information and the duplication or acceleration of benefits.

The foregoing description of the Employee Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employee Matters Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated into this Item 1.01 by reference.

Intellectual Property Cross-License Agreement

The Intellectual Property Cross-License Agreement sets forth the terms and conditions pursuant to which Amrize Technology Switzerland LLC (“Amrize Tech”), a subsidiary of the Company, and Holcim Technology Ltd. (“Holcim Tech”), a subsidiary of Holcim, have each granted and received licenses to and from the other under patents, technology and related intellectual property to use in all fields of business. Amrize Tech and its affiliates have licensed to Holcim Tech, and Holcim Tech has licensed to Amrize Tech, certain patents, know-how and copyrights allocated to the other party under the Separation and Distribution Agreement for use in the conduct of each respective business. Each respective license is non-exclusive, fully paid-up (without the obligation to pay any royalties), worldwide, perpetual, irrevocable and non-terminable (except with respect to certain change of control and assignment events).

The foregoing description of the Intellectual Property Cross-License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Intellectual Property Cross-License Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated into this Item 1.01 by reference.

Trademark License Agreement

The Trademark License Agreement sets forth the terms and conditions pursuant to which Amrize Tech and its affiliates will be provided time to phase out use of certain names, trademarks and brands owned by Holcim. Under the Trademark License Agreement, Holcim will license to Amrize Tech certain trademarks related to the “Holcim” and “Lafarge” names and brands and certain other trademarks owned by Holcim for certain of Amrize Tech’s and its affiliates’ products and/or services, which license will be exclusive (including as against Holcim) in certain jurisdictions in which Amrize Tech and its affiliates operate, subject to certain exceptions. Amrize Tech and its affiliates will be required to use such names, trademarks and brands in a manner consistent with historical quality levels and not in a manner that would tarnish or otherwise adversely affect the reputation of the names, trademarks and brands, and Holcim, as a licensor, will have certain quality control rights with respect to the licensed names, trademarks and brands. Such licenses will be obtained without additional consideration, and will last for up to thirty (30) months from the effective date of the Trademark License Agreement, unless earlier terminated by Holcim for uncured material breach by Amrize Tech or if Amrize Tech ceases to use the licensed trademarks, or in the event of a change of control of or assignment to a third party by Amrize Tech or Holcim (in which case the party not undergoing the change of control or not undertaking an assignment, as applicable, will have certain rights to terminate).

The foregoing description of the Trademark License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trademark License Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated into this Item 1.01 by reference.

General

Immediately prior to the consummation of the Spin-off, the Company was a wholly-owned subsidiary of Holcim. On June 23, 2025 (the “Ex-Dividend Date”), Holcim completed the Spin-off through a pro rata distribution (the “Distribution”) of the Company Shares held by Holcim as a dividend-in-kind to the holders of ordinary shares of Holcim (the “Holcim Shares”), on the basis of one Company Share for every one Holcim Share held or acquired and not sold or otherwise disposed of by such holder prior to the close of business on June 20, 2025. The Company is now an independent, publicly traded company, and the Company Shares commenced trading on a standalone basis under the symbol “AMRZ” on the New York Stock Exchange at 9:30 a.m. local New York City time and on the SIX Swiss Exchange at 9:00 a.m. local Zurich time, on June 23, 2025. No fractional Company Shares were issued in connection with the Distribution. Following the Spin-off, Holcim does not beneficially own any Company Shares.

Item 3.03	Material Modifications of Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Election of Directors

On June 2, 2025, when the Company’s Registration Statement on Form 10 (the “Form 10”) that was filed with the SEC on May 7, 2025 was declared effective by the SEC, the members of the Company’s Board of Directors (the “Company Board”) consisted of Samuel Poletti, Lukas Studer and Markus Leo Unternährer.

Effective as of the consummation of the Spin-off, each of Samuel Poletti, Lukas Studer and Markus Leo Unternährer resigned from his position as a director on the Company Board. Effective as of the consummation of the Spin-off, the Company Board was expanded to ten (10) directors and the election of each of Jan Philipp Jenisch, Theresa Drew, Nicholas Gangestad, Dwight Gibson, Holli Ladhani, Michael E. McKelvy, Jürg Oleas, Robert S. Rivkin, Katja Roth Pellanda and Maria Cristina A. Wilbur to serve as a director on the Company Board, for a term expiring at the next annual general meeting of shareholders of the Company, became effective.

Effective as of the consummation of the Spin-off, the following individuals are now serving on the Company Board in the positions noted below:

Name	Position
Jan Philipp Jenisch	Chief Executive Officer and Chairman
Theresa Drew	Director
Nicholas Gangestad	Director
Dwight Gibson	Director
Holli Ladhani	Director
Michael E. McKelvy	Director
Jürg Oleas	Director
Robert S. Rivkin	Director
Katja Roth Pellanda	Director
Maria Cristina A. Wilbur	Director

Biographical information on each member of the Board of Directors can be found in the Information Statement under the section entitled “Management–Board of Directors” which is incorporated into this Item 5.02 by reference.

Also effective as of the consummation of the Spin-off:

•
Theresa Drew, Dwight Gibson and Robert S. Rivkin were appointed as members of the audit committee of the Company Board (the “Audit Committee”). Effective as of the consummation of the Spin-off, the Audit Committee consists of Theresa Drew, Dwight Gibson and Robert S. Rivkin, with Theresa Drew serving as the chair of the Audit Committee.

•
Maria Cristina A. Wilbur, Nicholas Gangestad and Katja Roth Pellanda were elected as members of the compensation committee of the Company Board (the “Compensation Committee”). Effective as of the consummation of the Spin-off, the Compensation Committee consists of Maria Cristina A. Wilbur, Nicholas Gangestad and Katja Roth Pellanda, with Maria Cristina A. Wilbur serving as the chair of the Compensation Committee.

•
Jürg Oleas, Holli Ladhani and Michael E. McKelvy were appointed as members of the nomination and governance committee of the Company Board (“Nomination and Governance Committee”). Effective as of the consummation of the Spin-off, the Nomination and Governance Committee consists of Jürg Oleas, Holli Ladhani and Michael E. McKelvy, with Jürg Oleas serving as the chair of the Nomination and Governance Committee.

Each of the non-employee directors of the Company will receive compensation for their service as a director or committee member in accordance with plans and programs more fully described in the Information Statement under the heading “Executive and Director Compensation,” which is incorporated into this Item 5.02 by reference. Following the consummation of the Spin-off, the Company’s director compensation program will be subject to the review and approval of, and amendment by, the shareholders of the Company at the annual general meeting of shareholder of the Company, as well as the Company Board or a committee thereof.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).

Appointment of Certain Executive Officers

Effective as of the consummation of the Spin-off, the following individuals are now serving as members of Executive Management of the Company in the positions noted below:

Name	Position
Jan Philipp Jenisch*	Chief Executive Officer and Chairman
Roald Brouwer	Chief Technology Officer
Stephen Clark	Chief People Officer
Nollaig Forrest*	Chief Marketing and Corporate Affairs Officer
Jake Gosa	President, Building Envelope
Mario Gross	Chief Supply Chain Officer
Jaime Hill*	President, Building Materials
Ian Johnston*	Chief Financial Officer
Samuel J. Poletti	Chief Strategy and M&A Officer
Denise R. Singleton	Chief Legal Officer and Corporate Secretary

*named executive officers of the Company for 2024

Biographical information for the members of Executive Management of the Company can be found in the Information Statement under the section entitled “Management–Executive Management” which is incorporated into this Item 5.02 by reference.

The plans and programs in which the named executive officers of the Company may participate at the Company are expected to be substantially similar to those plans and programs in which each named executive officer was eligible to participate prior to the Spin-off, as described in the Information Statement under the heading “Compensation Discussion and Analysis,” which is incorporated into this Item 5.02 by reference.

In addition, prior to the Spin-off, certain named executive officers entered into employment agreements with the Company as further described in the Information Statement under the heading “Compensation Discussion and Analysis—Employment Agreements and Offer Letters” and as attached as Exhibits 10.14 – 10.19 to the Form 10, each of which is incorporated into this Item 5.02 by reference.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as officers. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act.

Certain Compensatory Plans

As described in the Information Statement, certain compensatory plans in which the Company’s executive officers and directors will participate have been adopted by the Company in connection with the Spin-off. The Company’s Omnibus Incentive Plan and Employee Stock Purchase Plan, are described in the Information Statement under “Executive and Director Compensation—The 2025 Omnibus Incentive Plan,” and “Executive and Director Compensation—The 2025 Employee Stock Purchase Plan,” respectively.

The foregoing descriptions of these plans are not complete and are subject to, and qualified in their entirety by reference to, the full text of the forms of plans, which are attached as Exhibits 10.11 and 10.12, respectively, to the Form 10, each of which is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

New Articles of Association

Effective as of the consummation of the Spin-off, the Company adopted new articles of association (the “New Articles”). A description of the material provisions of the New Articles can be found in the Information Statement under the section entitled “Description of Share Capital and New Articles” which is incorporated into this Item 5.03 by reference.

The foregoing description of the New Articles does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Articles, a copy of which is filed as Exhibit 3.1 hereto, and is incorporated into this Item 5.03 by reference.

Organizational Regulations

Effective as of the consummation of the Spin-off, the Company adopted new organizational regulations (the “Organizational Regulations”). The Organizational Regulations contain rules governing, among other things, the Company Board’s decision-making and delegation process. Such rules describe the duties, tasks, composition and procedures of the Company Board. A description of the material provisions of the Organizational Regulations can be found in the Information Statement under the section entitled “Management—Organizational Regulations” which is incorporated into this Item 5.03 by reference.

The foregoing description of the Organizational Regulations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Organizational Regulations, a copy of which is filed as Exhibit 3.2 hereto, and is incorporated into this Item 5.03 by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Business Conduct.

In connection with the Spin-off, the Company Board adopted a Code of Business Conduct effective as of the consummation of the Spin-off. A copy of the Company’s Code of Business Conduct is available under the Governance – Governance Documents section of the Company’s investor website at www.investors.amrize.com.

Item 8.01	Other Events.

Corporate Governance Guidelines

In connection with the Spin-off, the Company Board adopted Corporate Governance Guidelines effective as of the consummation of the Spin-off. A copy of the Company’s Corporate Governance Guidelines is available under the Governance – Governance Documents section of the Company’s investor website at www.investors.amrize.com.

Press Release

On June 23, 2025, the Company issued a press release announcing, among other things, the completion of the Spin-off. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1#	Separation and Distribution Agreement, dated as of June 20, 2025, by and between Holcim Ltd and Amrize Ltd
3.1	Articles of Association of Amrize Ltd, dated as of June 23, 2025
3.2	Organizational Regulations of Amrize Ltd, dated as of June 23, 2025
10.1#	Transition Services Agreement, dated as of June 20, 2025, by and between Holcim Ltd and Amrize Ltd
10.2#	Tax Matters Agreement, dated as of June 20, 2025, by and between Holcim Ltd and Amrize Ltd
10.3	Employee Matters Agreement, dated as of June 20, 2025, by and between Holcim Ltd and Amrize Ltd
10.4#	Intellectual Property Cross-License Agreement, dated as of June 20, 2025, by and between Holcim Technology Ltd and Amrize Technology Switzerland LLC
10.5#	Trademark License Agreement, dated as of June 20, 2025, by and among Holcim Ltd, Holcim Technology Ltd and Amrize Technology Switzerland LLC
99.1	Press Release of Amrize Ltd, dated June 23, 2025

#
Certain schedules and/or exhibits have been omitted from this exhibit pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMRIZE LTD

June 23, 2025

	By:	/s/ Denise R. Singleton
Name:	Denise R. Singleton
Title:	Chief Legal Officer and Corporate Secretary